EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of Catherines Stores Corporation, a Tennessee corporation, hereby constitute and appoint Bernard J. Wein and David C. Forell and each of them, the true and lawful agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned, in their respective names as Officers and Directors of the Corporation, one or more Registration Statements on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or supplement to such Registration Statement, relating to the Catherines Stores Corporation 1994 Omnibus Incentive Plan; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                            Title                              Date


 /s/ Bernard J. Wein                        Chairman of the Board,                      August 23, 1999
--------------------------------            President and Chief Executive
Bernard J. Wein                             Officer and Director
                                            (Principal Executive Officer)

 /s/ Stanley H. Grossman                    Director                                    August 23, 1999
---------------------------------
Stanley H. Grossman

 /s/ David C. Forell                        Executive Vice President,                   August 23, 1999
--------------------------------            Chief Financial Officer, Secretary
David C. Forell                             and Director (Principal Financial
                                            and Accounting Officer)

 /s/ James H. Lindy                         Director                                    August 23, 1999
-----------------------------------
James H. Lindy

 /s/ Allen B. Morgan, Jr.                   Director                                    August 23, 1999
---------------------------------
Allen B. Morgan, Jr.

 /s/ Wellford L. Sanders, Jr.               Director                                    August 23, 1999
---------------------------------
Wellford L. Sanders, Jr.

 /s/ Elliot J. Stone                        Director                                    August 23, 1999
---------------------------------------
Elliot J. Stone



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